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                                                                    Exhibit 10.1

                                Amendment No. 1
                    to the Eagle Family Foods Holdings, Inc.
                           1998 Stock Incentive Plan

This Amendment No. 1 to the Eagle Family Foods Holdings, Inc. 1998 Stock Incentive Plan (the "Stock Plan") is effective January 5, 2000.

The second sentence of Article III of the Stock Plan is hereby amended to delete the number "153,650" and to replace it with the number "206,150".
* * *
As adopted by the Board of Directors and the stockholders of Eagle Family Foods Holdings, Inc. on January 5, 2000.